Mairs and Power
Growth Fund, Inc.

3rd Quarter Report

September 30, 2008

November 17, 2008

To Our Shareholders:

THIRD QUARTER RESULTS

Despite the financial crisis and resulting impact on the economy that occurred during the third quarter, the Growth Fund delivered strong investment results by almost any measure. The Fund benefited from the absence of any direct exposure to the very weak energy sector and the fact that most of the financial holdings escaped the worst of the loan loss and liquidity problems facing the industry. During the period, the Fund achieved a total investment return of 4.3% compared to negative returns of -3.7% for the Dow Jones Industrial Average and -8.4% for the Standard & Poor's 500 Index. A peer group universe of comparable multi-cap core funds shown in the Wall Street Journal produced a much weaker negative return of -11.2%.

For the first nine months, the Fund also performed relatively well even though the return was negative. During the period, the Fund experienced a negative return of -8.1% compared to significantly greater negative returns of -16.6% for the DJIA and -19.3% for the S & P 500 Index. The Fund also fared better than most other comparable multi-cap core funds which showed an average negative return of -20.6% for the same period.

Largely because of escalating bank loan losses and liquidity concerns, the economy showed progressive weakness over the course of the third quarter. Recently reported Gross Domestic Product figures indicated a 0.3% (preliminary basis) decline for the period. The main culprit was a 3.1% drop in consumer spending, the first quarterly decline in seventeen years reflecting rising unemployment and an erosion in consumer confidence. Business spending on equipment and software was also weak slipping 5.5%. An increase of 13.8% in Federal Government spending along with a strong 5.9% rise in exports prevented a much larger overall decline. Corporate profits are believed to have fallen approximately 12-14% during the quarter.

Reacting to the worsening economic outlook, the Federal Reserve recently lowered its benchmark funds rate by another 50 basis points back to 1%, a level not seen since the last recession in 2001-02 and matching a fifty-year low. Moreover, Fed Chairman Bernanke and Treasury Secretary Paulson have also initiated a variety of steps to restore confidence and liquidity to the financial system including loosening restrictions on Fed borrowing, making direct equity investments, buying commercial paper, guaranteeing debt and facilitating mergers between weaker and stronger firms.

With the economy now seemingly in the grips of a protracted recession, the stock market has experienced a decline of historic proportions during recent months. While nearly all market sectors participated in the decline, those most sensitive to the level of economic activity were hit the hardest in the third quarter. In this regard, basic industries (chemicals, construction & engineering, and metals & mining), capital goods (machinery) and technology (electronic equipment & instruments, software & services and semiconductors & equipment) fared the worst while consumer staples (beverages, foods, household products and personal products), health care and certain financials (banks) did the best. Among major holdings in the Fund, Wells Fargo (+58.0%), TCF Financial (+49.6%), Marshall & Ilsley (+31.4%) and U.S. Bancorp (+29.2%) performed the best while ADC Telecommunications (-42.8%), Corning (-32.2%), SurModics (-29.8%) and SUPER VALU (-29.8%) did the worst.

Future Outlook

Considering the continuing retrenchment of both consumer and business spending along with the rising level of unemployment that is now taking place, the outlook for the overall economy seems anything but positive. Moreover, most foreign economies are also experiencing similar problems and appear unlikely to provide any support in the near future. While we are encouraged by recent Federal Government moves to restore confidence and increase liquidity, the benefits of these measures may take some time to be realized. Corporate profits are expected to reflect the deteriorating business environment both here and abroad and are unlikely to show any year-over-year improvement until the second half of next year at the earliest.

The outlook for inflation continues to appear rather benign given the current condition of the economy and the dramatic recent decline in most commodity prices, particularly energy. As a result, the Fed seems unlikely to reverse its recent moves to reduce interest rates anytime soon, especially with the nation's financial system still in the process of stabilizing.

Turning to the stock market, the magnitude of the recent decline may have been severe enough to more than compensate for the many problems and uncertainties now being faced. With the market selling around 13x our estimate of rather depressed 2009 earnings for the S & P 500, prices appear quite inexpensive historically. Moreover, it is important to realize that most market recoveries in the past have begun well before an observable economic recovery and improvement in corporate profits actually takes place. Investor buying power in the form of money market fund balances and other short-term investments is also at record levels and could be used to fuel a market rebound. Consequently, the market's prospects going into the coming year may be more attractive than most people believe.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  September 30, 2008

Ten years of investment performance (through September 30, 2008)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended September 30, 2008

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	-12.30%	7.69%	9.93%	14.16%
S&P 500	-21.98%	5.17%	3.06%	9.94%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)  September 30, 2008

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$69.73
Expense Ratio	0.69%[1]
Portfolio Turnover Rate	1.61%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 3

Wells Fargo & Co.	5.1%
Medtronic, Inc.	4.9
Target Corp.	4.5
3M Co.	4.4
U.S. Bancorp	4.4
Ecolab Inc.	4.3
Emerson Electric Co.	4.2
Johnson & Johnson	4.1
Donaldson Co., Inc.	3.8
Pentair, Inc.	3.6

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.7%
Health Care	20.1%
Financial	16.8
Capital Goods	13.5
Basic Industries	13.4
Technology	10.9
Consumer Cyclical	9.0
Diversified	7.2
Consumer Staple	6.0
Transportation	0.8
Short-term Investments 2.3%*	2.3
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  Ratio has been annualized for the nine month period ended September 30, 2008.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS 97.7%
	BASIC INDUSTRIES 13.4%
2,219,000	Bemis Co., Inc.	$58,159,990
1,970,000	Ecolab Inc.	95,584,400
3,100,000	H.B. Fuller Co. (b)	64,697,000
3,510,000	Valspar Corp.	78,237,900
		296,679,290
	CAPITAL GOODS 13.5%
2,010,000	Donaldson Co., Inc.	84,239,100
300,000	Fastenal Co.	14,817,000
2,095,000	Graco Inc.	74,602,950
1,087,300	MTS Systems Corp. (b)	45,775,330
2,320,000	Pentair, Inc.	80,202,400
		299,636,780
	CONSUMER CYCLICAL 9.0%
490,000	Briggs & Stratton Corp.	7,928,200
480,000	G&K Services, Inc., Class A	15,864,000
2,030,000	Target Corp.	99,571,500
1,860,000	Toro Co. (b)	76,818,000
		200,181,700
	CONSUMER STAPLE 6.0%
974,000	General Mills, Inc.	66,933,280
1,570,000	Hormel Foods Corp.	56,959,600
480,000	SUPERVALU Inc.	10,416,000
		134,308,880
	DIVERSIFIED 7.2%
1,440,000	3M Co.	98,366,400
2,390,000	General Electric Co.	60,945,000
		159,311,400
	FINANCIAL 16.8%
1,250,000	Associated Banc-Corp.	24,937,500
250,000	Marshall & Ilsley Corp.	5,037,500
653,600	MoneyGram International, Inc.	928,112
1,030,000	Principal Financial Group	44,794,700
3,190,000	TCF Financial Corp.	57,420,000

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL (continued)
600,000	The Travelers Cos., Inc.	$27,120,000
2,720,000	U.S. Bancorp	97,974,400
3,050,000	Wells Fargo & Co.	114,466,500
		372,678,712
	HEALTH CARE 20.1%
924,000	Baxter International Inc.	60,642,120
1,300,000	Johnson & Johnson	90,064,000
2,190,000	Medtronic, Inc.	109,719,000
850,000	Patterson Cos., Inc. (a)	25,848,500
2,510,000	Pfizer Inc.	46,284,400
1,320,000	St. Jude Medical, Inc. (a)	57,406,800
740,000	SurModics, Inc. (a)	23,302,600
140,000	Techne Corp.	10,096,800
370,000	Zimmer Holdings, Inc. (a)	23,887,200
		447,251,420
	TECHNOLOGY 10.9%
1,340,000	ADC Telecommunications, Inc. (a)	11,323,000
1,660,000	Corning Inc.	25,962,400
870,000	Daktronics, Inc.	14,494,200
2,270,000	Emerson Electric Co.	92,593,300
1,400,625	Honeywell International Inc.	58,195,969
1,220,000	Intel Corp.	22,850,600
300,000	Metavante Technologies (a)	5,778,000
650,000	Stratasys, Inc. (a)	11,355,500
		242,552,969
	TRANSPORTATION 0.8%
290,000	United Parcel Service, Inc., Class B	18,238,100
	TOTAL COMMON STOCKS	$2,170,839,251
	(cost $1,630,537,343)

SCHEDULE OF INVESTMENTS (unaudited) (continued)  September 30, 2008

Shares	Security Description	Market Value
	SHORT-TERM INVESTMENTS 2.0%
32,094,361	First American Prime Obligations Fund, Class Z	$32,094,361
12,542,393	Merrill Lynch Premier Institutional Money Market Fund	12,542,393
	TOTAL SHORT-TERM INVESTMENTS	$44,636,754
	(cost $44,636,754)
	TOTAL INVESTMENTS 99.7%	$2,215,476,005
	(cost $1,675,174,097)
	OTHER ASSETS AND LIABILITIES (NET) 0.3%	7,745,519
	TOTAL NET ASSETS 100.0%	$2,223,221,524

(a)  Non-income producing.

(b)  Affiliated company.

See accompanying Notes to Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2008

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities that are traded on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of September 30, 2008, no securities in the Fund were valued using this method.

Valuation Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2008.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$2,215,476,005
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$2,215,476,005

Security Transactions

Security transactions are recorded on the date on which securities are purchased or sold.

Income Taxes

At September 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $540,301,908 of which $683,149,230 represented appreciated investment securities and $142,847,322 represented depreciated investment securities.

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)  September 30, 2008

Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of September 30, 2008. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/07	Purchases	Sales	Balance 09/30/08	Dividend Income	Value at 09/30/08
H.B. Fuller Co.	3,200,000	—	100,000	3,100,000	$626,160	$64,697,000
MTS Systems Corp.	1,136,700	13,300	62,700	1,087,300	511,005	45,775,330
Toro Corp.	1,750,000	110,000	—	1,860,000	537,000	76,818,000
					$1,674,165	$187,290,330

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MAIRS AND POWER GROWTH FUND, INC.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director